SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   F O R M 8-K



                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)         October 22, 2004
                                                 -------------------------------


                                NORTH BAY BANCORP
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             (Exact name of registrant as specified in its charter)

              California                    0-31080            68-0434802
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    (State or other jurisdiction of       (Commission         (IRS Employer
            incorporation)                File Number)      Identification No.)

1190 Airport Road, Suite 101, Napa, California                     94558
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   (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code       (707) 257-8585
                                                  ------------------------------

                                       N/A
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

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Item 2.02.   Results of Operations and Financial Condition
             ---------------------------------------------

Earnings Release. On October 22, 2004, North Bay Bancorp issued a press release announcing its earnings for the quarter and nine month period ended September
30,  2004.  A copy of the press  release is attached to this  Current  Report as
Exhibit 99.1 and incorporated into this report by reference.


Item 9.01.       Financial Statements and Exhibits.
                 ----------------------------------

                 (c) Exhibits.

                 99.1 Press release announcing earnings for the quarter and nine month period ended September 30, 2004.





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
                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Date: October 22,  2004          NORTH BAY BANCORP



                                 /s/ Terry L. Robinson
                                 -----------------------------------------------
                                 Terry L. Robinson, President and Chief
                                 Executive Officer (Principal Executive Officer)


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